UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

PREMIER EXHIBITIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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PREMIER EXHIBITIONS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 18, 2006

The annual meeting of shareholders of Premier Exhibitions, Inc. will be held at the Courtyard Marriott Atlanta Buckhead, 3332 Peachtree Road, N.E., Atlanta, Georgia 30326 on Friday, August 18, 2006, at 1:00 p.m., local time, for the following purposes, which are more fully described in the accompanying proxy statement:

•	to elect five directors;

•	to approve an amendment to the Premier Exhibitions, Inc. 2004 Stock Option Plan in order to increase the authorized number of shares available for issuance by 1,000,000;

•	to ratify the selection of Kempisty & Company, Certified Public Accountants, P.C., as the company’s independent registered public accounting firm for the fiscal year ending February 28, 2007; and

•	to transact such other business as may properly come before the annual meeting or at any adjournments thereof.

The board of directors has fixed the close of business on June 23, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournments thereof.

By Order of the Board of Directors

Arnie Geller
President and Chief Executive Officer

Atlanta, Georgia
June 28, 2006

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL ONE: ELECTION OF DIRECTORS
PROPOSAL TWO: APPROVAL OF AN AMENDMENT TO THE
PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF
REPORT OF THE AUDIT COMMITTEE
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN FISCAL YEAR 2006
AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2006 AND FISCAL YEAR-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE*
COMPARISON OF CUMULATIVE TOTAL RETURN*
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING
OTHER MATTERS
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D

PREMIER EXHIBITIONS, INC.

PROXY STATEMENT

2006 ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited on behalf of the board of directors of Premier Exhibitions, Inc., a Florida corporation, for use at the 2006 annual meeting of shareholders to be held on Friday, August 18, 2006, at 1:00 p.m., local time, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of shareholders.

Location of Annual Meeting

The annual meeting will be held at the Courtyard Marriott Atlanta Buckhead, 3332 Peachtree Road, N.E., Atlanta, Georgia 30326.

Principal Executive Offices

Our principal executive offices are located at 3340 Peachtree Road, N.E., Suite 2250, Atlanta, Georgia 30326, and our telephone number is (404) 842-2600.

Mailing Date

These proxy solicitation materials are first being mailed by us on or about June 28, 2006 to all shareholders entitled to vote at the annual meeting.

Record Date; Outstanding Shares

Shareholders of record at the close of business on June 23, 2006, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. We have one class of shares outstanding, designated common stock, $0.0001 par value per share. As of the record date, 26,869,019 shares of our common stock were issued and outstanding.

Solicitation of Proxies

We are making this solicitation of proxies, and we will bear all related costs. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited on our behalf, in person or by telephone or facsimile, by our directors, officers and regular employees, none of whom will receive additional compensation for doing so.

Revocability of Proxies

You may revoke any proxy given pursuant to this solicitation, at any time before it is voted, by either:

•	delivering a written notice of revocation or a duly executed proxy bearing a later date; or

•	attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from the broker, bank or other nominee confirming both (1) your beneficial ownership of the shares; and (2) that the broker, bank or other nominee is not voting the shares at the meeting.

Proxy Cards and Voting

Each shareholder is entitled to one vote for each share of common stock held as of the record date.

If we receive the enclosed proxy, properly executed, in time to be voted at the annual meeting, the board of directors will vote the shares represented by it in accordance with the instructions marked on the proxy. An executed proxy without instructions marked on it will be voted:

•	FOR each of the five nominees for election as director;

•	FOR approval of an amendment to the Premier Exhibitions, Inc. 2004 Stock Option Plan in order to increase the authorized number of shares available for issuance under such plan by 1,000,000; and

•	FOR the ratification of the appointment of Kempisty & Company, Certified Public Accountants, P.C., as our independent registered public accounting firm for our fiscal year ending February 28, 2007.

The shares represented by the enclosed proxy may also be voted by the named proxies for such other business as may properly come before the annual meeting or at any adjournments or postponements of the annual meeting.

Quorum

A quorum is required for shareholders to conduct business at the annual meeting. The presence, in person or by proxy, of shareholders holding a majority of the shares entitled to vote at the meeting will constitute a quorum.

Vote Required

Directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting will be required for approval of the other proposals covered by this proxy statement (without regard to broker non-votes in the case of the proposal to approve the amended Premier Exhibitions, Inc. 2004 Stock Option Plan).

Effect of Abstentions

Abstentions are counted for the purpose of establishing a quorum and will be counted as votes cast at the meeting, but will not be counted as votes cast “for” or “against” any given proposal. Because abstentions are considered to be shares present at the meeting, but are not counted as a vote “for” a given proposal, they will have the effect of a vote cast “against” such proposal (other than the election of directors).

Effect of “Broker Non-Votes”

Under the rules governing brokers who have record ownership of shares that they hold in “street name” for their clients, who are the beneficial owners of such shares, brokers normally have the discretion to vote such shares on routine matters, such as director elections and the ratification of the selection of an independent registered public accounting firm, but not on non-routine matters. Broker non-votes occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a non-routine proposal because the broker nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares.

Because the proposals to be acted upon at the annual meeting include both routine matters as well as one non-routine matter (the approval of the amendment to the Premier Exhibitions, Inc. 2004 Stock Option Plan), with respect to uninstructed shares, the broker may turn in a proxy card and vote on the routine matters but not on the non-routine matter. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining whether a proposal has been approved. Accordingly, broker non-votes will not affect the outcome of the proposal to approve the amended Premier Exhibitions, Inc. 2004 Stock Option Plan.

Annual Report to Shareholders and Annual Report on Form 10-K

We have enclosed with this proxy statement our 2006 annual report to shareholders and annual report on Form 10-K for the fiscal year ended February 28, 2006, referred to as fiscal year 2006, as filed with the Securities and Exchange Commission. These reports include our audited financial statements, along with other information about us, which we encourage you to read.

You can obtain, free of charge, an additional copy of our Annual Report on Form 10-K by:

•	accessing our internet website located at: http://www.prxi.com;

•	writing to us at: Premier Exhibitions, Inc., 3340 Peachtree Road, N.E., Suite 2250, Atlanta, Georgia 30326, Attention: Corporate Secretary; or

•	telephoning us at (404) 842-2600.

You can also obtain a copy of our Annual Report on Form 10-K and the other periodic filings that we make with the Securities and Exchange Commission from the Securities and Exchange Commission’s EDGAR database located at http://www.sec.gov .

PROPOSAL ONE:

ELECTION OF DIRECTORS

Nominees Proposed for Election as Directors at the Annual Meeting

Five directors are to be elected at the annual meeting to serve until our 2007 annual meeting of shareholders and until their respective successors are elected and have been qualified or until their earlier resignation, removal or death.

The board of directors has nominated each of Douglas Banker, Stephen Couture, N. Nick Cretan, Arnie Geller and Alan Reed to serve as directors. Directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors.

Any vacancy occurring between shareholders’ meetings, including vacancies resulting from an increase in the number of directors, may be filled by the board of directors. A director elected to fill a vacancy shall hold office until the next annual meeting of shareholders.

The board of directors does not contemplate that any of the director nominees will be unable to serve as a director, but if that contingency should occur before the proxies are voted, the persons named in the enclosed proxy reserve the right to vote for such substitute director nominees as they, in their discretion, determine.

Unless authority to vote for one or more of the director nominees is specifically withheld, proxies will be voted FOR the election of all five director nominees.

Director
Name and Background	Since

Douglas Banker, age 53, has more than 25 years of experience in the entertainment industry, including providing management services to musicians and recording artists; marketing, merchandising, licensing, and sales of music media products; and the development and management of concerts and similar events. Mr. Banker also has authored several significant software programs that have achieved commercial success and has been involved with the management of the enterprises created for their commercialization. Mr. Banker was president of the board of the Motor City Music Foundation in Detroit, Michigan from 1996 to 2000
2000
Stephen Couture, age 36, has served as our vice president and chief financial officer since February 2006. From 1996 to February 2006, Mr. Couture was a partner and principal in Couture & Company, Inc., a private corporate financial consulting firm formed in 1973 by his late father. As a partner and principal of Couture & Company, Mr. Couture was involved in public offerings, mergers and acquisitions, venture capital transactions, reorganizations and the financial management of a number of growth enterprises. In such capacity, Mr. Couture also provided financial management services to a diversified group of clients in the manufacturing, logistics, distribution, exhibition, entertainment, retail, service, product development and high technology sectors. Mr. Couture holds a B.S. degree in Management Systems from Rensselaer Polytechnic Institute and an M.B.A. degree from The University of Tampa in Finance and Accounting
2006
N. Nick Cretan, age 70, has more than 30 years of management experience, including as the chief operating officer of the non-profit Maritime Association of the Port of New York and New Jersey, a trade association to develop and promote the Port of New York and New Jersey. Mr. Cretan retired from this position in 2004. He also serves as the president of Friends of the Statue of Liberty, Ellis Island Foundation, president of Friends of Gateway National Parks Foundation and as executive director of the American Merchant Marine Memorial Foundation. Previously, he served as deputy director of the San Francisco Marine Exchange and as staff assistant at the National Federation of Independent Business
2000
Arnie Geller, age 65, serves as our chairman of the board of directors as well as our president and chief executive officer. Mr. Geller has served as a director of ours since May 1999, and he was appointed chairman of the board of directors in October 2005. Mr. Geller also served as our president from May 1993 to May 1995. He was reappointed as our president and chief executive officer in November 1999 and has continued to serve us in that capacity since such time. Prior to 1993, for approximately 27 years Mr. Geller was engaged in various executive capacities in the record industry. Mr. Geller was a self-employed corporate consultant prior to his reappointment as our president and chief executive officer in 1999
1999
Alan Reed, age 48, was appointed to the board of directors in February 2006 to fill an existing vacancy. Mr. Reed is the founder of Reed Financial Corporation, a firm created in 2002 to provide accounting and business advisory services. From 1983 to 2002, Mr. Reed was President of Alan B. Reed, CPA, P.C., an accounting firm specializing in the entertainment industry. From 1983 to 1993, Mr. Reed was president of Personal Business Management Services, Inc., a company that acted as an independent manager of federally insured credit unions. In this capacity Mr. Reed also assisted in the liquidation of several credit unions. Mr. Reed worked as a senior accountant with the firm of Zeiderman & Edelstein, P.C. in New York City from 1980 to 1982. From 1979 to 1980, Mr. Reed was a junior accountant with the entertainment accounting firm of Gelfand Bresslauer Rennert & Feldman in New York City. Mr. Reed graduated from Boston University, with a B.S. degree in Accounting
2006

PROPOSAL TWO:

APPROVAL OF AN AMENDMENT TO THE
PREMIER EXHIBITIONS, INC. 2004 STOCK OPTION PLAN

Background, Purpose and Effective Date

On June 22, 2006, our Board of Directors adopted an amendment and restatement of the Premier Exhibitions, Inc. 2004 Stock Option Plan, referred to as the 2004 Plan, in order to increase the number of authorized shares available for issuance by 1,000,000 and recommended that the 2004 Plan, as amended and restated, be submitted to our shareholders for approval at the annual meeting. If approved by our shareholders at the annual meeting, the 2004 Plan, as amended, will become effective as of August 18, 2006. Except for the proposed increase in the number of authorized shares available for issuance and certain ministerial changes, no material changes to the 2004 Plan have been made.

The purpose of the 2004 Plan, as amended, is to increase shareholder value by (i) promoting the growth and profitability of our company; (ii) attracting and retaining officers, directors and employees of outstanding ability; and (iii) providing such persons with an equity interest or enhanced equity interest in our company in order to better align their interests with the interests of shareholders.

The board of directors believes that an increase in the number of shares available for issuance under the 2004 Plan is necessary given the fact that currently there are only 53,328 shares available for issuance under our existing equity compensation plans (which includes, in addition to the 2004 Plan, the Premier Exhibitions, Inc. 2000 Stock Option Plan, or the 2000 Plan). The 2004 Plan, as originally adopted, made available an aggregate of 3,000,000 shares for issuance as stock options. However, in order to complete a private placement transaction, on October 16, 2005 the board of directors adopted resolutions to amend the 2004 Plan to reduce the number of authorized but unissued stock options available by 1,030,000 such that there would only be 183,328 shares available for issuance under such plan as of the date of such reduction. On the same day, the board of directors also adopted resolutions to reduce the number of authorized but unissued options available under the 2000 Plan by 1,370,000 such that there would only be 220,000 shares available for issuance under such plan as of the date of such reduction.

In the event that shareholders do not approve of the increase in the number of shares available under the 2004 Plan, we will not be able to issue additional options under any equity compensation plan and our ability to attract and retain officers, directors and employees of outstanding ability may be compromised.

The proposed amendments to the 2004 Plan include the following:

		Proposed
	Current	Amendment

Shares Available for Issuance	53,328	1,053,328
Plan Expiration Date	December 12, 2013	August 17, 2016

Required Vote

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the annual meeting, and without regard to broker non-votes, is required to approve the amendment to increase the authorized shares available for issuance under the 2004 Plan.

The board of directors recommends a vote FOR this proposal. Unless otherwise directed, the persons named in the enclosed proxy will vote such proxies FOR this proposal.

Summary of the Amended Plan

The below summary of the 2004 Plan, as amended, is qualified in its entirety by reference to the text of the 2004 Plan, as proposed to be amended, a copy of which is attached as Appendix A to this proxy statement. Shareholders are urged to read the 2004 Plan in its entirety.

Shares of Stock Subject to the Amended Plan

The maximum number of shares of stock to be available for the grant or issuance of options under the amended 2004 Plan may not exceed 2,970,000. All 1,916,672 shares previously used under the 2004 Plan since its adoption count against the number of shares remaining available for issuance under the proposed amendment. Therefore, if the amended 2004 Plan is approved by our shareholders at the annual meeting, an aggregate of 1,053,328 shares will become available for awards under the 2004 Plan. A portion of such awards has already been allocated by the board of directors. See “— New Plan Benefits” on page 9 of this proxy statement.

Any shares of stock related to stock options that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares will again become available for grant under the 2004 Plan. In addition, the 2004 Plan contains a provision that permits option “reloading” by permitting an option holder to pay the exercise price of shares of stock to be purchased pursuant to an option by delivering to us shares of common stock already owned by such person. In such event, the option holder would receive a new option to purchase shares of common stock equal in number to the shares tendered as payment. The compensation committee of the board of directors has the authority to determine whether to permit reloading in individual stock option grant agreements. Currently, no options that have been granted under the 2004 Plan permit reloading and the compensation committee does not anticipate issuing any options under the 2004 Plan that would permit reloading.

Administration

The amended 2004 Plan will be administered by the compensation committee of our board of directors. The compensation committee will determine and designate from time to time our employees, non-employee directors and consultants to be granted awards under the 2004 Plan, the nature of each award granted and the number of shares subject to each such award.

Eligibility

All of our employees who have been employed by us for a continuous period of at least sixty days, our non-employee directors and our consultants will be eligible to participate in the amended 2004 Plan. However, only persons who have been employed with us for sixty consecutive days are eligible to receive stock options that are intended to qualify as incentive stock options, or ISOs, under the Internal Revenue Code of 1986, or the Code.

As of June 23, 2006, we had four executive officers, three non-employee directors, and approximately 34 employees, each of whom will be eligible to participate in the 2004 Plan. We also routinely engage consultants that will be eligible to participate in the amended 2004 Plan if such amended plan is approved at the annual meeting. The selection of those persons within a particular class who will receive awards under the 2004 Plan will be made by the compensation committee of our board of directors.

Awards of Options

The compensation committee may grant awards under the 2004 Plan in the form of options to buy our common stock that are ISOs or options that are not intended to be ISOs, referred to as non qualified stock options, or NSOs. Our non-employee directors and any consultants to whom we may issue options may only receive NSOs.

An option granted under the amended 2004 Plan will be exercisable in accordance with such terms and conditions as may be determined by the compensation committee. In addition to any such terms and conditions, the terms and conditions described below will apply to all options granted under the amended 2004 Plan.

•	Exercise Price. The exercise price per share shall be determined by the compensation committee at the time any option is granted under the amended 2004 Plan, and shall be not less than (i) in the case of an ISO, the fair market value, (ii) in the case of an ISO granted to a ten percent or greater shareholder, 110% of the fair market value, or (iii) in the case of an NSO, not less than 55% of the fair market value on the date the option is granted.

•	Term. The compensation committee will determine the term of each option, but no ISO shall be exercisable more than ten years from its date of grant.

•	Aggregate Fair Market Value of ISOs. The aggregate fair market value (determined at the time the ISO is granted) of our common stock with respect to which ISOs are exercisable by any option holder under the amended 2004 Plan and any other incentive stock plan of ours for the first time during any calendar year shall not exceed $100,000.

Upon exercise, the exercise price of an option may be paid in cash, or, to the extent permitted by the compensation committee, by tendering shares of our common stock, a combination of cash and common stock, or such other consideration as the compensation committee may deem appropriate. We shall not be required to issue or deliver any certificates for shares of common stock purchased upon the exercise of an option prior to (i) if we so request, our receipt of a written representation from the option holder that it is such person’s intention to acquire the common stock being purchased under such option for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such shares of common stock under any government regulatory body, which we may determine is necessary or advisable.

Effect of Death, Disability or Termination

In the event of death while an employee or death within three months after termination options held may be exercised not later than the expiration date of such options or one year after the option holder’s death, whichever date is earlier. If an option holder’s employment terminates because of disability and such option holder has not died within the following three months, such holder may exercise his or her options, to the extent that he or she would have been entitled to do so at the date of the termination of employment, at any time not later than the expiration date of such options or one year after such holder’s employment terminated, whichever date is earlier. If an option holder’s employment terminates by reason of retirement in accordance with the terms of any tax-qualified retirement plan of ours that may exist from time to time, with the consent of our board of directors or the compensation committee or involuntarily other than for cause, and such option holder has not died within the following three months, such holder may exercise his or her options, to the extent he shall have been entitled to do so at the date of the termination of his employment, at any time not later than the expiration date of such options or 30 days after such holder’s employment terminated, whichever date is earlier. Termination for cause is defined in the amended 2004 Plan to mean: (i) termination of employment for cause as defined in an option holder’s employment agreement, if any, or (ii) in the absence of an employment agreement between us and the option holder, termination of employment by reason of the option holder’s commission of a felony, fraud or willful misconduct which has resulted, or is likely to result, in substantial and material damage to us or a subsidiary of ours, in each case as determined by our board of directors or the compensation committee in its sole discretion. If an option holder’s employment shall terminate for any reason other than death, disability, retirement or otherwise, all right to exercise such holder’s options shall terminate at the date of such termination of employment, unless otherwise set forth in the option holder’s option agreement.

Anti-Dilution Adjustments

If there is any change in the number of shares of our common stock due to our declaration of a stock dividend, a recapitalization resulting in a stock split-up, or a combination or exchange of shares of our common stock, or otherwise, the number of shares of our common stock available for purchase upon the exercise of options, the shares of common stock subject to any option granted under the 2004 Plan and the exercise price of any outstanding option under the amended 2004 Plan shall be appropriately adjusted by the board of directors or the compensation committee. Any such adjustment shall be effective and binding on all option holders under the amended 2004 Plan. If as a result of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding common stock receive something other than shares of common stock then, upon exercise of a stock option, the option holder will receive what he or she would have owned if he or she had exercised such option immediately before the first such corporate event.

Effect of Certain Corporate Events

In the event of our proposed dissolution or liquidation, a proposed sale of all or substantially all of our assets, or a merger or tender for our shares of common stock, the board of directors may declare that each option granted under the amended 2004 Plan shall terminate as of a date to be fixed by the board of directors; provided that not less than 30 days written notice of the date so fixed shall be given to each option holder, and each such holder shall have the right, during the period of 30 days preceding such termination, to exercise his or her option as to all or any all of the shares of common stock covered thereby, including shares of common stock as to which such option would not otherwise be exercisable.

Amendment or Termination of the Amended Plan

The board of directors may amend, suspend or discontinue the amended 2004 Plan at any time. However, no such action may prejudice the rights of any then-existing option holder under the amended 2004 Plan. Further, no amendment which has the effect of (i) increasing the aggregate number of shares of Stock subject to the amended 2004 Plan (except for anti-dilution adjustments required or permitted under such plan), or (ii) changing the definition of persons eligible to participate in the amended 2004 Plan, may be effective unless and until approval of the shareholders is obtained. However, the board of directors has the authority to modify the amended 2004 Plan, as it may deem necessary to effectuate the intent of such plan as a result of any changes in the tax, accounting or securities laws, subject to certain limitations contained in the amended 2004 Plan.

Duration of the Amended Plan

Awards may not be granted under the amended 2004 Plan after August 17, 2016, but awards granted under such plan before such date may extend beyond that date.

Securities Act Registration

We intend to register all of the shares of common stock available for issuance under the amended 2004 Plan, including the additional 1,000,000 shares to be made available under the amended 2004 Plan, with the Securities and Exchange Commission pursuant to a registration statement on Form S-8, if the amended 2004 Plan is approved by our shareholders at the annual meeting.

Tax Status of Awards Under the 2004 Plan

The following discussion of the U.S. federal income tax consequences of awards under the amended 2004 Plan is based on present federal tax laws and regulations and does not purport to be complete, nor does it purport to give legal advice. Foreign, state and local taxes not described below may also apply.

Incentive Stock Options

Pursuant to the requirements of Section 422 of the Code, only employees are eligible to receive ISOs. If an option is an ISO, no income is realized by the employee upon grant or exercise of the ISO, and no deduction is available to us at such times. If the shares of common stock purchased upon the exercise of an ISO are held by the employee for at least two years from the date of the grant of such ISO and for at least one year after exercise, any resulting gain is taxed at long-term capital gains rates. If the shares purchased pursuant to an ISO are disposed of before the expiration of that period, any gain on the disposition, up to the difference between the fair market value of the shares at the time of exercise and the exercise price of the ISO, is taxed at ordinary rates as compensation paid to the employee, and we are entitled to a deduction for an equivalent amount. Any amount realized by the employee in excess of the fair market value of the shares at the time of exercise is taxed at capital gains rates.

Non-Qualified Stock Options

If an option is an NSO, no income is realized by the participant at the time of grant of the NSO, and no deduction is available to us at such time. At the time of exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive an income tax deduction for such amount. Upon disposition, any appreciation or depreciation of the shares after the date of exercise will be treated as capital gain or loss depending on how long the shares have been held.

New Plan Benefits

The table below shows stock options that the board of directors intends to finalize at the conclusion of the annual meeting, if the amended 2004 Plan is approved by our shareholders.

	Dollar	Stock
Name and Position	Value(1) ($)	Options (#)

Douglas Banker,	$250,832	75,000
Director(2)
N. Nick Cretan,	$250,832	75,000
Director(2)
Stephen Couture,	$271,448	75,000
Vice President and Chief Financial Officer and Director(4)
Arnie Geller,	$1,830,499	475,000
Chairman of the Board, President and Chief Executive Officer(3)
Alan Reed,	$271,448	75,000
Director(4)
Brian Wainger,	—	—
Vice President and Chief Legal Officer(5)
Tom Zaller,	—	—
Vice President — Exhibitions(5)
Executive Group	$2,101,947	550,000
Non-Executive Director Group	$773,112	225,000
Non-Executive Officer Employee Group(5)	—	—

(1)	Represents the present value of stock option awards using the fair value of the underlying shares estimated using the Black-Scholes option-pricing model.

(2)	Such options to purchase shares of common stock were granted in connection with service to the company as a director, subject to shareholder approval of the amended 2004 Plan. Such options will have an exercise price equal to $3.65, that being the closing price of the common stock on January 27, 2006 (the date such options were approved by the board of directors).

(3)	Mr. Geller was granted an option to purchase 400,000 shares of common stock in connection with his amended employment agreement. Such options will have an exercise price equal to $4.31, that being the closing price of the common stock on April 11, 2006 (the date the amendment to Mr. Geller’s employment agreement was approved by the board of directors and executed by Mr. Geller). The grant of such options is subject to shareholder approval of the amended 2004 Plan. Mr. Geller was also granted options to purchase 75,000 shares of common stock in connection with service to the company as a director, subject to shareholder approval of the amended 2004 Plan. Such options will have an exercise price equal to $3.65, that being the closing price of the common stock on January 27, 2006 (the date such options were approved by the board of directors).

(4)	Such options to purchase shares of common stock were granted in connection with service to the company as a director, subject to shareholder approval of the amended 2004 Plan. Such options will have an exercise price equal to $3.95, that being the closing price of the common stock on February 21, 2006 (the date that Mr. Couture and Mr. Reed were appointed as directors).

(5)	As of the date of this proxy statement, the board of directors does not have any plans to issue options to Mr. Wainger, Mr. Zaller or any other employee, except as set forth in the table above.

Equity Compensation Plan Information

The following table summarizes, as of February 28, 2006, the number of shares subject to currently outstanding options, their weighted average exercise price, and the number of shares available for future grants under the 2004 Plan and the 2000 Plan, before taking into account the additional number of shares that would be authorized for issuance if the amended 2004 Plan is approved by shareholders at the annual meeting:

Number of
Securities
	Number of		Remaining Available
	Securities to be		for Future Issuance
	Issued Upon	Weighted Average	Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding	Outstanding	(Excluding Securities
	Options, Warrants	Options, Warrants	Reflected in Column
Plan Category	and Rights	and Rights	(A))
	(A)	(B)	(C)

Equity compensation plans approved by security holders	3,546,672	$1.05	53,328
Equity compensation plans not approved by security holders	—	—	—

Total	3,546,672	$1.05	53,328

Stock Price

The closing price of a share of our common stock as reported on the Nasdaq Capital Market on June 26, 2006 was $5.75 per share.

PROPOSAL THREE:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has selected Kempisty & Company, Certified Public Accountants, P.C., as our independent registered public accounting firm for our fiscal year ending February 28, 2007, referred to as fiscal year 2007. This selection will be presented to our shareholders for approval at the annual meeting. If our shareholders do not approve of the selection of Kempisty & Company the audit committee will reconsider its choice.

The board of directors unanimously recommends a vote FOR the proposal to approve and ratify the selection of Kempisty & Company to serve as our independent registered public accounting firm. Unless otherwise instructed in the proxy, the persons named in the enclosed proxy will vote the proxies FOR this proposal.

We have been advised by Kempisty & Company that such firm will have a representative present at the annual meeting and that such representative will be available to respond to appropriate questions. Such representative will be given an opportunity to make a statement if he or she so desires.

Fees Paid to Kempisty & Company, Certified Public Accountants, P.C.

We paid the following fees to Kempisty & Company for fiscal year 2006 and for the fiscal year ended February 28, 2005, referred to as fiscal year 2005:

	Fiscal Year 2006	Fiscal Year 2005

Audit fees	$50,000	$50,000
Audit-related fees	$7,225	0
Tax fees	0	0
All other fees	0	0

Total	$57,225	$50,000

Audit fees for each of fiscal year 2006 and fiscal year 2005 included fees associated with audits of our financial statements, reviews of our financial statements included in our quarterly reports on Form 10-Q and reviews of our registration statements filed with the Securities and Exchange Commission.

Audit-related fees for fiscal year 2006 were for services related to Kempisty & Company’s review of our registration statement on Form S-1.

Policy on Pre-Approval of Retention of Independent Registered Public Accounting Firm

The engagement of Kempisty & Company for any non-audit accounting and tax services to be performed for us is limited to those circumstances where these services are considered integral to the audit services that it provides or in which there is another compelling rationale for using its services (Kempisty & Company was not engaged to perform any non-audit services in fiscal years 2006 or 2005, except as set forth above under the caption “Audit-related fees”). Pursuant to the Sarbanes-Oxley Act of 2002 and the audit committee’s charter, the audit committee is responsible for the engagement of our independent registered public accounting firm and for pre-approving all audit and non-audit services provided by our independent registered public accounting firm that are not prohibited by law.

The audit committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by our independent registered public accounting firm. The audit committee will annually pre-approve a list of specific services and categories of services, subject to a specified cost level. Part of this approval process will include making a determination as to whether non-audit services are consistent with the Securities and Exchange Commission’s rules on auditor independence. The audit committee has delegated pre-approval authority to the chairman of the audit committee, subject to reporting any such approvals at the next audit committee meeting. The audit committee monitors the services rendered and actual fees paid to our independent registered public accounting firm quarterly to ensure such services are within the scope of approval.

The pre-approval requirements are not applicable with respect to the provision of de minimis non-audit services that are approved in accordance with the Securities Exchange Act of 1934, as amended, and our audit committee charter.

REPORT OF THE AUDIT COMMITTEE

The audit committee is currently comprised of Mr. Reed (chairman), Mr. Banker and Mr. Cretan, each of whom is independent pursuant to the listing standards for the Nasdaq Capital Market. The duties and responsibilities of the audit committee are set forth in the Audit Committee’s charter, as adopted by the Board of Directors on April 12, 2006. The Audit Committee’s charter is attached as Appendix B to this proxy statement.

The audit committee oversees the company’s financial reporting process on behalf of the board of directors, and has other duties and functions as described in its charter.

Company management has the primary responsibility for the company’s financial statements and the reporting process. The company’s independent registered public accounting firm, Kempisty & Company, Certified Public Accountants, P.C., is responsible for auditing the company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

The audit committee has:

•	reviewed and discussed the company’s audited financial statements for the fiscal year ended February 28, 2006 with management and the independent registered public accounting firm;

•	discussed with the company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees); and

•	received and discussed the written disclosures and the letter from the company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the company’s independent registered public accounting firm its independence.

When evaluating Kempisty & Company’s independence, the audit committee discussed with Kempisty & Company any relationships that may impact such firm’s objectivity and independence. The audit committee has also considered whether the provision of non-audit services by Kempisty & Company is compatible with maintaining such firm’s independence, and has satisfied itself with respect to Kempisty & Company’s independence from the company and its management.

The audit committee discussed with the company’s internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The audit committee meets with the internal auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended February 28, 2006 for filing with the Securities and Exchange Commission. The audit committee has also selected the company’s independent registered public accounting firm for the fiscal year ending February 28, 2007 and has submitted such selection for ratification by the company’s shareholders at the annual meeting.

Audit Committee:

Alan Reed, Chairman
Douglas Banker
N. Nick Cretan

CORPORATE GOVERNANCE

Board Meetings and Executive Sessions

The board of directors held nine meetings during fiscal year 2006. Each director in office during fiscal year 2006 (i.e., Mr. Banker, Mr. Cretan and Mr. Geller) attended at least 75% of the total of such board meetings and meetings of board committees on which he or she served.

Our board of directors has affirmatively determined that Mr. Banker, Mr. Cretan and Mr. Reed each qualify as independent for purposes of the listing standards for the Nasdaq Capital Market.

Board Committees

The board of directors has established an audit committee, a compensation committee and a corporate governance and nominating committee.

Audit Committee

Our audit committee was formed on April 12, 2006. The current members of the audit committee are Mr. Reed (chairman), Mr. Banker and Mr. Cretan. The board has determined that each of Mr. Reed, Mr. Banker and Mr. Cretan is independent pursuant to the listing standards for the Nasdaq Capital Market and applicable Securities and Exchange Commission rules. The board of directors has determined that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the audit committee. The board of directors has designated Mr. Reed, the audit committee chairman, as an “audit committee financial expert” in accordance with the definition of “audit committee financial expert” set forth in Item 401(h)(2) of Regulation S-K, as adopted by the Securities and Exchange Commission. The board determined that Mr. Reed qualifies as an “audit committee financial expert” by virtue of his 27-year career in accounting. See ‘‘Proposal One: Election of Directors” on page 4 of this proxy statement for more information on Mr. Reed’s background and experience.

The audit committee serves as an independent and objective party to monitor our financial reporting process and internal control system; retains, pre-approves audit and any non-audit services to be performed by our independent registered accounting firm (subject to a de minimis exception for non-audit services that are approved by the audit committee prior to completion of the audit); directly consults with our independent registered public accounting firm; reviews and appraises the efforts of our independent registered public accounting firm; and provides an open avenue of communication among our independent registered public accounting firm, financial and senior management and the board of directors. The audit committee charter, which has been adopted by the board of directors and is attached as Appendix B to this proxy statement, more specifically sets forth the duties and responsibilities of the audit committee. The audit committee’s report relating to fiscal year 2006 appears on page 11 of this proxy statement. The audit committee was formed on April 12, 2006 and, as such, did not hold any meetings during fiscal year 2006.

Compensation Committee

Our compensation committee was formed on April 12, 2006. The current members of the compensation committee are Mr. Banker, Mr. Cretan (chairman) and Mr. Reed. The board of directors has determined that each of Mr. Banker, Mr. Cretan and Mr. Reed is independent pursuant to the listing standards for the Nasdaq Capital Market. The compensation committee discharges the responsibilities of the board of directors relating to the compensation of our executive officers. Among its duties, the compensation committee determines the compensation and benefits paid to Mr. Geller, our chairman of the board and president and chief executive officer (see “Executive Compensation” on page 16 of this proxy statement for more information on the compensation and benefits paid to Mr. Geller). Mr. Geller routinely consults with the compensation committee in connection with his determination of the compensation and benefits paid to our other executive officers. However, he neither participates nor is otherwise involved in the deliberations of the compensation committee with respect to his own compensation and benefits. The compensation committee charter, which has been adopted by the board of directors and is attached as Appendix C to this proxy statement, more specifically sets forth the duties and responsibilities of the compensation committee. The compensation committee’s report relating to fiscal year 2006 begins on page 19 of this proxy statement. The compensation committee was formed in April 2006 and, as such, did not hold any meetings during fiscal year 2006.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee was formed on April 12, 2006. The current members of the corporate governance and nominating committee are Mr. Banker (chairman), Mr. Cretan and Mr. Reed. The board has determined that each of Mr. Banker, Mr. Cretan and Mr. Reed is independent pursuant to the listing standards for the Nasdaq Capital Market.

The corporate governance and nominating committee is charged with determining the slate of director nominees for election to the board of directors, identifying and recommending candidates to fill vacancies on the board, and reviewing, evaluating and recommending changes to our corporate governance processes. Among its duties and responsibilities, the corporate governance and nominating committee periodically evaluates and assesses the performance of the board of directors; reviews the qualifications of candidates for director positions; assists in identifying, interviewing and recruiting candidates for the board; reviews the composition of each committee of the board and presents recommendations for committee memberships; reviews the compensation paid to non-employee directors; and reviews and recommends changes to the charter of the corporate governance and nominating committee and to the charters of other board committees.

The process to be followed by the corporate governance and nominating committee to identify and evaluate candidates will include requests to board members, our chairman of the board, president and chief executive officer, and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and their qualifications, and interviews of selected candidates.

The corporate governance and nominating committee also will consider recommendations for nomination to the board submitted by shareholders.

Our by-laws set forth the requirements for the submission of such nominations by shareholders. For a nomination to be made by a shareholder, such shareholder must have given timely notice in proper written form to us. To be timely, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not less than forty-five days nor more than sixty days prior to the date of the meeting of shareholders.

To be in proper written form, a shareholder’s notice must set forth, as to each person whom the shareholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended. In addition, as to the shareholder giving the notice, the notice must set forth (i) the name and record address of such shareholder, (ii) the class or series and number of shares of capital stock which are owned beneficially or of record by such shareholder, (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Article II, Section 14 of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended. Such notice must be accompanied by the written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Such recommendations for nomination, together with appropriate biographical information, should be sent to the following address: Premier Exhibitions, Inc., 3340 Peachtree Road, N.E., Suite 2250, Atlanta, Georgia 30326, Attention: Corporate Secretary. The qualifications of recommended candidates will be reviewed by the corporate governance and nominating committee.

In evaluating the suitability of candidates (other than our chief executive officer) to serve on the board of directors, including shareholder nominees, the corporate governance and nominating committee will seek candidates who are independent pursuant to the listing standards for the Nasdaq Capital Market and who meet certain selection criteria established by the corporate governance and nominating committee. The corporate governance and nominating committee will also consider an individual’s skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience, and other relevant criteria that may contribute to our success. This evaluation is performed in light of the skill set and other characteristics that would most complement those of the current directors, including the diversity, maturity, skills and experience of the board as a whole.

The corporate governance and nominating committee acts pursuant to a written charter adopted by the board of directors, a copy of which is attached as Appendix D to this proxy statement. Such charter is not available on our website. The corporate governance and nominating committee was formed in April 2006 and, as such, did not hold any meetings during fiscal year 2006.

Shareholder Communications

Shareholders may send correspondence by mail to the full board of directors or to individual directors. Shareholders should address such correspondence to the board of directors or the relevant board members in care of: Premier Exhibitions, Inc., 3340 Peachtree Road, N.E., Suite 2250, Atlanta, Georgia 30326, Attention: Corporate Secretary.

All shareholder correspondence will be compiled by our corporate secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the board of directors, one of the aforementioned committees of the board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly.

Directors’ Compensation

We presently compensate each director by issuing 25,000 shares of our common stock upon appointment as a director and by issuing 75,000 options to purchase common stock every three years (with the first such grant made upon appointment as a director). The purpose of the grant of such shares and options is to align the interests of our directors with those of our shareholders. No options were issued to any of our directors for fiscal year 2006. Each of our directors will receive an option to purchase 75,000 shares of our common stock if our shareholders approve the amendment to increase the number of shares available for grant under our 2004 Stock Option Plan. See “Proposal Two: Approval of an Amendment to the Premier Exhibitions, Inc. 2004 Stock Option Plan” on page 4 of this proxy statement.

In addition, our non-employee directors are entitled to receive $200 per telephonic meeting and $300 per meeting attended in person. During fiscal year 2006, Messrs. Cretan and Banker each earned compensation for meeting attendance of $1,900.

Director Attendance at Annual Meetings

Our policy is that all directors, absent special circumstances, should attend the company’s annual shareholder meetings. All persons serving as directors at the time of our 2005 annual meeting of shareholders attended such meeting.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee: (i) was an officer or employee of ours or any of our subsidiaries during fiscal year 2006; (ii) was formerly an officer of ours or any of our subsidiaries; or (iii) had any relationship requiring disclosure in this proxy statement pursuant to Securities and Exchange Commission rules. In addition, none of our executive officers served: (i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee; (ii) as a director of another entity, one of whose executive officers served on our compensation committee; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.

Code of Ethics

We have a code of ethics that is applicable to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. You can find a link to our code of ethics on our website at http://www.prxi.com. We will also provide a printed copy of our code of ethics to any shareholder who requests it by contacting our corporate secretary at 3340 Peachtree Road, N.E., Suite 2250, Atlanta, Georgia 30326. We intend to post any amendments to our code of ethics at the same website location.

EXECUTIVE OFFICERS

We are currently served by four executive officers:

Arnie Geller, age 65, is our chairman of the board, president and chief executive officer. Further information about Mr. Geller is set forth under “Proposal One: Election of Directors” on page 4 of this proxy statement.

Stephen Couture, age 36, is our vice president and chief financial officer. Further information about Mr. Couture is set forth under “Proposal One: Election of Directors” on page 4 of this proxy statement.

Tom Zaller, age 34, has served as our vice president — exhibitions since August 2003. Mr. Zaller has more than twelve years experience in the production of exhibitions both internationally and domestically. Prior to his joining us, Mr. Zaller was vice president for production at Clear Channel International Exhibitions for two years, where he collaborated on the development, design and production of numerous Clear Channel exhibitions that were shown internationally. While he was with Clear Channel, Mr. Zaller was production manager for “Titanic: The Artifact Exhibition,” which included twenty domestic and nine foreign exhibitions. More than 13 million visitors viewed these exhibitions worldwide. Prior to holding such position with Clear Channel, Mr. Zaller served in similar capacities with predecessor companies of Clear Channel.

Brian Wainger, age 37, has served as our vice president and chief legal counsel since June 2004. He has served as our Acting Secretary for the past year. Before joining us, Mr. Wainger worked as an attorney at the law firm of McGuireWoods for three years, where he represented us in litigation matters. Before his employment at McGuireWoods, Mr. Wainger served as an assistant attorney general for the Commonwealth of Virginia.

EXECUTIVE COMPENSATION

The table below shows information on the annual and long-term compensation earned for services rendered to us in all capacities, for fiscal year 2006, fiscal year 2005 and the fiscal year ended February 28, 2004, referred to as fiscal 2004, respectively, by our president and chief executive officer and our other executive officers (collectively, the “named executives”).

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
	Annual Compensation				Awards
			Bonus or	Other	Restricted		All Other
	Fiscal		Performance	Annual	Stock		Compensation
Name and Position	Year	Salary ($)	Award ($)	Compensation ($)	Awards ($)	Options (#)	($)

Arnie Geller (1)(2)	2006	385,536	233,200	61,369	0	0	0
Chairman of the Board,	2005	382,876	0	34,732	0	400,000	0
President and	2004	370,997	0	91,813	0	475,000	0
Chief Executive Officer
Stephen Couture (3)(4)	2006	17,500	0	3,000	0	150,000	0
Vice President and
Chief Financial Officer
Tom Zaller (5)	2006	187,928	0	20,418	0	100,000	0
Vice President —	2005	158,942	0	15,780	0	0	0
Exhibitions	2004	86,537	0	6,296	0	250,000	0
Brian Wainger (6)(7)	2006	164,573	0	5,358	0	300,000	0
Vice President and	2005	157,500	0	0	0		0
Chief Legal Counsel

(1)	Included in Other Annual Compensation for Mr. Geller for fiscal year 2006 were medical payments and medical insurance of $8,761, an automobile allowance of $12,000 and salary in lieu of vacation of $40,608. Included in Other Annual Compensation for Mr. Geller for fiscal year 2005 were medical payments and medical insurance of $22,732 and an automobile allowance of $12,000. Included in Other Annual Compensation for Mr. Geller for fiscal year 2004 were a charge of $50,000 for Mr. Geller’s election pursuant to the terms of his employment agreement to receive compensation in common stock at a 50% discount to the then market price, medical payments and medical insurance of $29,813 and an automobile allowance of $12,000.

(2)	Information regarding the issuance of common stock to Mr. Geller during the second quarter of fiscal year 2005 in exchange for his tendering to us options he had to acquire shares of our common stock is set forth under the heading “Certain Relationships and Related Transactions” on page 24 of this proxy statement. Information regarding payments that we made in fiscal year 2006 to Judith Geller, Mr. Geller’s wife, is set forth under the heading “Certain Relationships and Related Transactions” on page 24 of this proxy statement.

(3)	Mr. Couture became our vice president and chief financial officer on February 1, 2006. The amounts shown for fiscal year 2006 reflect amounts he earned for the balance of such fiscal year. Information regarding payments that we made to Couture & Company, Inc. in fiscal year 2006, in which Mr. Couture is a principal, is set forth under the heading “Certain Relationships and Related Transactions” on page 24 of this proxy statement.

(4)	Included in Other Annual Compensation for Mr. Couture for the fiscal year 2006 were an automobile allowance of $750, an apartment allowance of $1,250 and an office allowance of $1,000.

(5)	Included in Other Annual Compensation for Mr. Zaller for fiscal year 2006 were medical payments and medical insurance of $15,780 and an automobile allowance of 4,639. Included in other compensation for Mr. Zaller for fiscal year 2005 were medical payments and medical insurance of $15,780. Included in Other Annual Compensation for Mr. Zaller for fiscal year 2004 was medical insurance and medical payments of $6,296.

(6)	Mr. Wainger became our vice president and chief legal counsel in June 2004. The amounts shown for fiscal year 2005 for Mr. Wainger reflect amounts he earned for the balance of such fiscal year.

(7)	Included in Other Annual Compensation for Mr. Wainger in fiscal year 2006 were medical payments and medical insurance of $500 and an office allowance of $4,858.

Stock Options

OPTION GRANTS IN FISCAL YEAR 2006

The following table summarizes the stock options we granted to our named executives and directors in fiscal year 2006.

						Potential Realizable Value
						at Assumed Annual Rates
	Number of		Percent of Total			of Stock Price Appreciation
	Securities		Options Granted to	Exercise		for Option Term
	Underlying		Employees in	Price	Expiration	5%	10%
	Options Granted (#)		Fiscal Year (%)	($/Share)	Date	($)	($)

Arnie Geller	—		—	—	—	—	—
Stephen Couture	150,000	(1)	10	3.65	2016	344,320	872,574
Tom Zaller	100,000	(1)	6.68	3.65	2016	229,547	581,716
Brian Wainger	100,000	(2)	6.6	1.70	2015	106,912	270,936
Brian Wainger	100,000	(2)	6.6	2.15	2015	135,212	342,655
Brian Wainger	100,000	(1)	6.6	3.65	2016	229,547	581,716

(1)	These options vest monthly on a pro rata basis over a 24 month period.

(2)	These options vest annually on a pro rata basis over a three year period.

Exercise of Stock Options

None of the named executives exercised options to purchase our common stock in fiscal year 2006. The table below shows aggregate amounts of outstanding options held by the named executives as of February 28, 2006.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2006 AND
FISCAL YEAR-END OPTION VALUES

			Number of Securities		Value of Unexercised
	Shares Acquired	Value	Underlying Unexercised		In-the-Money Options at
	on Exercise	Realized	Options at Fiscal Year-End (#)		Fiscal Year-End ($)(1)
	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Arnie Geller	—	—	650,000	—	2,365,500	—
Stephen Couture	—	—	6,250	143,750	2,375	54,625
Tom Zaller	—	—	254,167	95,833	939,083	36,417
Brian Wainger	—	—	4,167	295,833	1,583	457,417

(1)	Amounts in this column reflect the difference between the fair market value of the underlying securities at the end of fiscal year 2006 ($4.03 per share) and the exercise price of each option.

Employment Agreements

Arnie Geller.  Mr. Geller, our chairman of the board, president and chief executive officer, has an employment agreement with us that became effective on February 4, 2002. Mr. Geller’s employment agreement, as amended, is described in detail under the heading “Report of the Compensation Committee — Chief Executive Officer Compensation” on page 20 of this proxy statement.

Tom Zaller.  We entered into an employment agreement with Mr. Zaller, our vice president — exhibitions, on August 4, 2003. The agreement is for a term of three years at an annual base salary of $150,000. The agreement provides that Mr. Zaller’s base salary shall increase automatically by five percent each year for the term of the agreement and that any bonuses to him will be paid at the discretion of the board of directors. Mr. Zaller received an option to purchase 250,000 shares of our common stock at an exercise price of $0.28 per share, exercisable for ten years, as part consideration for the execution of his employment agreement.

On March 14, 2006, we amended Mr. Zaller’s employment agreement to extend the agreement until January 27, 2009. The effective date of the amendment was January 27, 2006. Under the amended agreement, Mr. Zaller received an option to purchase up to 100,000 shares of our common stock at an exercise price of $3.65 per share, the closing bid price of our common stock on the effective date of the amendment. The option vests in 24 equal monthly installments commencing January 27, 2006 and is exercisable for 10 years following such date. The amended agreement also provides that, upon a change of control, Mr. Zaller would continue to be employed by us on the same terms as he was previously employed. If, following a change of control, the terms of Mr. Zaller’s employment change, Mr. Zaller may voluntarily terminate his employment and we will become obligated to pay him a lump sum payment equal to 299% of his base salary. His employment agreement also contains standard non-competition and confidentiality provisions. The amended agreement also provides that if we terminate Mr. Zaller’s employment for any reason other than cause, Mr. Zaller shall be entitled to be paid a lump sum equal to 100% of his annual base salary until one year from the effective date of the amendment, 200% of his annual base salary until two years from the effective date of the amendment and 299% of his annual base salary until three years from the effective date of the amendment.

Stephen Couture.  We entered into a three-year employment agreement with Mr. Couture, our vice president and chief financial officer, effective as of February 1, 2006. Under the employment agreement, Mr. Couture receives an annual base salary of $210,000, which increases automatically by seven percent each year for the term of the agreement and any bonuses to him will be paid at the discretion of the board of directors. The employment agreement also contains provisions whereby Mr. Couture is entitled to a monthly office allowance, automobile allowance and apartment allowance. Under his employment agreement, Mr. Couture received a stock option to purchase 150,000 shares of common stock, at a price of $3.65 per share, which vests over a twenty-four month period and is exercisable for ten years. Mr. Couture’s employment agreement also contains provisions that furnish him with certain rights in the event we experience a change in control. These provisions provide that, upon a change of control, Mr. Couture will continue to be employed by us on the same terms that he was employed immediately prior to such change in control. If, following a change in control, the material terms of Mr. Couture’s employment change, Mr. Couture may voluntarily terminate his employment and we will become obligated to pay him a lump sum payment equal to 299% of his base salary. His employment agreement also contains standard non-competition and confidentiality provisions. If we terminate Mr. Couture’s employment for any reason other than cause, Mr. Couture shall be entitled to a lump sum payment equal to 100% of his annual base salary until his first anniversary date, 200% of his annual base salary on or after his first anniversary date, and 299% of his annual base salary on or after his second anniversary date.

Brian Wainger.  We entered into a three-year employment agreement with Brian Wainger, our vice president and chief legal counsel, effective as of January 27, 2006. Under the employment agreement, Mr. Wainger receives an annual base salary of $173,250, which may be increased annually at the discretion of the board of directors, and he is eligible to receive bonuses and equity compensation awards determined by the board of directors. Under the agreement, Mr. Wainger received an option to purchase up to 100,000 shares of our common stock at an exercise price of $3.65 per share, the closing bid price of our common stock on the effective date of the agreement. The option vests in 24 equal monthly installments commencing January 27, 2006 and is exercisable for 10 years from such date. Mr. Wainger’s employment agreement also contains provisions that furnish him with certain rights in the event we experience a change in control. These provisions provide that, upon a change of control, Mr. Wainger will continue to be employed by us on the same terms that he was employed immediately prior to such change in control. If the terms of Mr. Wainger’s employment change following a change in control, we must pay him a lump sum payment equal to 299% of his base salary. If we terminate Mr. Wainger’s employment for any reason other than cause, Mr. Wainger shall be entitled to a lump sum payment equal to 100% of his annual base salary until his first anniversary date, 200% of his annual base salary on or after his first anniversary date, and 299% of his annual base salary on or after his second anniversary date. His employment agreement also contains standard non-competition and confidentiality provisions.

REPORT OF THE COMPENSATION COMMITTEE*

The compensation committee of the board of directors is composed of three independent directors who assist the board of directors in fulfilling its responsibilities for establishing compensation levels and benefits for (i) our president and chief executive officer, our vice president of finance and chief financial officer, our vice president — exhibitions, and our vice president and chief legal officer (together, the “executive officers”), and such other officers as the board of directors may determine, and (ii) our non-employee directors. The compensation committee operates under a written charter that was adopted by the committee and approved by the board of directors on April 12, 2006. The committee believes that the charter is an accurate statement of its responsibilities and will periodically review its adequacy.

Our president and chief executive officer may participate in discussions regarding compensation and benefits relative to the other executive officers, but will not be present to approve recommendations with respect to his own compensation or the compensation of other executives.

Compensation Philosophy and Objectives

The committee’s compensation philosophy is to align closely the performance of the company with the compensation paid to our executive officers on both a short and long-term basis. The objectives of our compensation program are to inspire the company’s employees to achieve our business objectives, to reward them for achievement, to foster teamwork, and to contribute to the company’s long-term success. Our compensation policies with respect to our executive officers, including our president chief executive officer, are also designed to help maximize shareholder returns over the long term and to attract, motivate and retain executive officers who are critical to the company’s long-term success. The key components of the compensation program are base salary and stock options. The compensation committee believes that stock options reinforce the link between long-term executive incentives and the creation of shareholder value.

The compensation committee determines executive officer compensation based upon (i) the individual’s role, responsibilities and performance, (ii) a review of compensation paid to executive officers in comparable positions at companies of comparable size, (iii) overall corporate performance as measured against the company’s fiscal corporate goals; and (iv) the overall difficulty associated with the responsibilities of the executive officer. As our executive officers all have employment agreements with us, such review is subject to the terms of each respective agreement.

The committee and the board of directors have also recently undertaken a review of the company’s historical option grants with a view toward the future implications of FAS 123 and the relative impact of stock option grants on earnings per share. The committee is also charged with looking at the long-term benefits of options versus restricted stock awards to the executive officers and to the company’s shareholders. The board of directors expects that this

  * The material in the compensation committee report is not “soliciting material,” is not deemed to be filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

committee will provide recommendations intended to address FAS 123 and other improvements to executive compensation it may deem necessary.

Compensation Components and Processes

The company compensates its executive officers in accordance with employment agreements that provide for a base salary and specified annual base salary increases. More information regarding such employment agreements is set forth under the heading “— Employment Agreements” on page 18 of this proxy statement.

Long-term incentive compensation is stock based and is designed to align the interests of executive officers and other key employees with the interests of our shareholders in building shareholder value. Stock options are granted under our 2004 Stock Option plan. Executive officer and other key employee options are typically granted annually, based on an individual’s contribution to our current and future success. All other employees are eligible for periodic grants based on performance during the course of the previous fiscal year. All of the options that we grant are incentive stock options, with an exercise price equal to the closing price of the common stock on the date of grant, and accordingly, will have value only if the market value of our common stock increases subsequent to that date. All options are subject to vesting provisions that encourage employees to remain employed by us. Options granted under our equity compensation plan generally vest pro rata over a graduated scale over a two to three year period and expire ten years after the date of grant.

Chief Executive Officer Compensation

Mr. Geller served as the company’s chairman of the board, president and chief executive officer during fiscal year 2006. Mr. Geller is party to an employment agreement with the company that became effective on February 4, 2002. Mr. Geller’s employment agreement provides for him to receive an annual base salary of $330,750 with minimum 5% annual increases, and expires on February 4, 2011. In fiscal year 2006, Mr. Geller received a salary of $385,536 pursuant to his employment agreement as well as the cash bonus described below.

Mr. Geller’s employment agreement provides that any bonuses to him will be paid at the discretion of the board of directors. His employment agreement further provides that Mr. Geller can elect to receive a portion of his base salary in shares of our common stock. For purposes of this election, the shares of our common stock to be issued to Mr. Geller are to be valued at 50% of the closing price on the date of the election. Under his employment agreement, if Mr. Geller were terminated without cause, he would become entitled to an immediate lump sum payment equal to the remaining base salary payments due under the remaining term of the employment agreement. Such payment could be in cash or in shares of our common stock valued at 50% of its closing bid price as of the date of Mr. Geller’s election (and in no event less than 299% of his base salary). Mr. Geller’s employment agreement also contains provisions that furnish him with a number of rights in the event that we experience a change in control. These provisions provide that upon a change of control, Mr. Geller shall continue to be employed by us on the same terms that he was employed immediately prior to its change in control. If the terms of Mr. Geller’s employment change following a change in control and he voluntarily terminates his employment, we must pay him a lump sum payment equal to 299% of his base salary.

Mr. Geller’s employment agreement also entitled him to stock options to purchase 500,000 shares of common stock, which were immediately vested and exercisable. The exercise price for such options is $0.40 per share, which was the closing price of such shares as of February 1, 2002. Such options were exercisable for a period of ten years from the date of the employment agreement. Mr. Geller’s employment agreement also provides for an automobile allowance.

On March 14, 2006, we amended Mr. Geller’s employment agreement to provide him with the ability to earn a quarterly cash bonus equal to 10% of the Company’s quarterly net income, provided certain revenue and profitability targets are met. The amendment became effective as of July 30, 2004, and we subsequently paid a cash bonus of $233,200 to Mr. Geller on February 9, 2006 in satisfaction of our obligations to him through the quarter ended August 31, 2005. On March 21, 2006, we entered into a Third Amendment to Mr. Geller’s employment agreement which terminated Mr. Geller’s ability to earn the above-described quarterly cash bonus.

Based on its study and review of comparable companies, the compensation committee believes that Mr. Geller’s total compensation for fiscal year 2006 was at a level that is commensurate with amounts paid to chief executive officers at comparable companies and in comparable lines of business. Mr. Geller’s compensation reflects Mr. Geller’s prior performance as the company’s chairman of the board, president and chief executive officer, and his proven ability and dedication to provide the leadership and vision necessary to enhance the company’s long-term value.

Compensation Committee

N. Nick Cretan, Chairman
Douglas Banker
Alan Reed

COMPARISON OF CUMULATIVE TOTAL RETURN*

The following graph sets forth a comparison of the cumulative total returns for our common stock as compared with the cumulative total return for the Standard & Poor’s 600 Small Cap Stock Index and the average performance of two corporations within a peer group that we have selected for fiscal 2006. The companies we have selected for the peer group have unique entertainment-related businesses. The peer group is comprised of World Wrestling Entertainment, Inc. and IMAX Corporation. We do not believe that there is a publicly traded company that has a business model identical to ours. Our peer group changed from our prior fiscal years as our business plan has changed from an emphasis in marine salvage in prior years to providing museum quality touring exhibitions throughout the world. The companies selected in the peer group in fiscal 2005 also included Odyssey Marine Exploration, Inc. and Virtra Systems, Inc.

Assumes $100 invested on February 28, 2001.

There can be no assurance that our stock performance will continue into the future with the same or similar trends depicted in the graph above. We neither make nor endorse any predictions as to future stock performance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of June 23, 2006 by:

•	each person or group known by us to own beneficially more than 5% of our outstanding common stock;

•	each of our directors and director nominees and each executive officer named in the Summary Compensation Table appearing under the heading “Executive Compensation” on page 16 of this proxy statement; and

•	our directors and executive officers, as a group.

As of June 23, 2006, a total of 26,869,019 shares of our common stock were issued and outstanding.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Under such rules, “beneficial ownership” is deemed to include shares for which the individual, directly or indirectly, has or shares voting or disposition power, whether or not they are held for the individual’s benefit, and includes shares that may be acquired within 60 days by exercise of options.

  * The material in this graph is not “soliciting material,” is not deemed to be filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

Unless otherwise indicated in the footnotes to the below table, each shareholder named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by that shareholder. Unless otherwise noted, the designated address of each individual listed in the table is Premier Exhibitions, Inc., 3340 Peachtree Road, N.E., Suite 2250, Atlanta, Georgia 30326.

Common Stock Ownership Table

	Common Stock Beneficially Owned
	Number of	Percentage of
Name of Beneficial Owner	Shares	Class(1)

More Than 5% Holders:
Joseph B. Marsh(2)	3,219,668	12.0%
William S. and Janice S. Gasparrini(3)	2,288,937	8.5%
Judith Geller(4)	1,475,000	5.5%
The Estate of Gerald Couture(5)	1,720,874	6.2%
Directors and Executive Officers:
Arnie Geller(4)	3,037,500	11.0%
Stephen Couture(6)	31,250	*
Nick Cretan(7)	275,000	1.0%
Doug Banker(8)	297,000	1.1%
Alan Reed(9)	7,300	*
Tom Zaller(10)	270,833	1.0%
Brian Wainger(11)	54,166	*
Directors and executive officers as a group (seven persons)(12)	3,973,049	14.5%

*	Less than 1%

(1)	Based upon 26,869,019, that being the number of shares of common stock outstanding as of June 23, 2006.

(2)	The amount and percentage shown and the information in this footnote is derived from Mr. Marsh’s Statement of Beneficial Ownership on Form 4, filed with the Securities and Exchange Commission on April 5, 2006, and from Mr. Marsh’s latest Schedule 13D filing, filed with the Securities and Exchange Commission on October 14, 2003. Mr. Marsh’s address is 11006 Bridge House Road, Windemere, Florida 34786.

(3)	The amount and percentage shown and the information in this footnote is derived from Mr. and Mrs. William S. and Janice S. Gasparrini’s latest Schedule 13D filing, filed with the Securities and Exchange Commission on July 7, 2005. According to such Schedule 13D filing, Mr. Gasparrini has sole voting and dispositive power with respect to 544,994 of such shares and Mr. and Mrs. Gasparrini have shared voting and dispositive power with respect to 1,743,943 of such shares of common stock. Mr. Gasparrini’s address is 23 Oak Street, Greenwich, Connecticut 06830.

(4)	Includes 1,475,000 shares of common stock held as tenancy by the entireties by Mr. Geller and his wife, Judith Geller. Mr. Geller’s beneficial ownership includes options to purchase 650,000 shares of common stock.

(5)	Includes options to purchase 750,000 shares of common stock. Mr. Couture was our previous chief financial officer and passed away on July 7, 2005. The options are exercisable by the Estate of Gerald Couture until July 7, 2006. The address for the Estate of Gerald Couture is 5310 North Central Avenue, Suite A, Tampa, Florida 33603. Mr. Stephen Couture, the Company’s vice president and chief financial officer and a director, is the personal representative of the Estate of Gerald Couture.

(6)	Includes options to purchase 31,250 shares of common stock.

(7)	Includes options to purchase 150,000 shares of common stock.

(8)	Includes options to purchase 150,000 shares of common stock.

(9)	Includes 4,000 shares of common stock held by Mr. Reed as custodian for his daughter, and 3,300 shares beneficially owned by Mr. Reed’s wife, Elizabeth A. Reed.

(10)	Includes options to purchase 270,833 shares of common stock.

(11)	Includes options to purchase 54,166 shares of common stock.

(12)	See footnotes 4 and 6-11 of this table. Includes 1,306,249 shares of our common stock that members of the group may acquire within 60 days upon exercise of stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended requires our directors, officers and greater-than-10% shareholders to file with the Securities and Exchange Commission reports of ownership and changes in ownership regarding their holdings in us. During fiscal year 2006, except as described below, all of our directors and officers complied in a timely manner with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended. During fiscal year 2006, each of Mr. Wainger and Mr. Zaller inadvertently filed late a Form 4, in each case relating to an option grant. In making this statement, we have relied on the written representations of our directors and officers, and copies of the reports that they have filed with the Securities and Exchange Commission. Based solely upon a review of reports they have filed with the Securities and Exchange Commission, all of our greater-than-10% shareholders complied with the requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, during fiscal year 2006, except as described below. During fiscal year 2006, Joseph B. Marsh, a greater than 10% shareholder of ours, filed a late Form 4 reporting one transaction, a late Form 4 reporting four transactions, and a late Form 4 reporting two transactions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Two of our shareholders, Joseph Marsh and William Marino, lent us an aggregate of $500,000 on May 5, 2004. The loan was unsecured, and had a term of five years. The interest rate for the loan was the prime rate plus six percent. The loan required quarterly payments by us of principal in the amount of $25,000 and accrued interest. In consideration of the loan, we also issued an aggregate of 30,000 shares of our common stock to these shareholders, which we recorded as deferred interest. On April 26, 2006, we paid off the balance of this unsecured shareholder loan.

We issued an aggregate of 900,000 shares of our common stock to our president and chief executive officer, Arnie Geller, and our former chief financial officer, Gerald Couture, during the second quarter of fiscal year 2004 (600,000 of such shares were issued to Mr. Geller and 300,000 of such shares were issued to Mr. Couture). Mr. Couture passed away after a brief battle with cancer on July 7, 2005. We issued these shares to such officers in exchange for such officers tendering to us options they held to acquire up to 1,800,000 shares of our common stock. The exchange was necessary in order to ensure that we had an adequate number of shares of common stock available to complete our August 2004 private placement. The value of the exchange was $1,179,000, based on a price of $1.31 per share, which was the market price of a share of our common stock on the date of the exchange.

A consulting firm, Couture & Company, Inc., in which our former chief financial officer, Gerald Couture, was a principal and in which our current vice president and chief financial officer, Stephen Couture, is a principal has rendered financial consulting services to us. Payment for these services amounted to $73,938, $3,165 and $8,922 for fiscal years 2006, 2005 and 2004, respectively.

Judith Geller, our president and chief executive officer’s wife, is a consultant to the company and earned compensation of $182,692, plus $46,435 of medical payments and medical insurance during fiscal year 2006. Ms. Geller provides consulting on our exhibition design, development and installation and catalog design and development. In connection with her consulting services, on September 13, 2005, Ms. Geller was granted an option to buy 100,000 shares of common stock at an exercise price of $2.15 per share (which was the closing price of the stock on the date of grant). This option will vest pro rata over a three year period and will expire ten years from the date of grant.

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Proposals Submitted for Inclusion in Our Proxy Materials

We will include in our proxy materials for our 2007 annual meeting of shareholders shareholder proposals that comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of this proxy statement. Thus, for the 2007 annual meeting of shareholders, we must receive shareholder proposals submitted for inclusion in our proxy materials no later than February 28, 2007. We will not include in our proxy materials shareholder proposals received after this date. Shareholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Premier Exhibitions, Inc., 3340 Peachtree Road, N.E., Suite 2250, Atlanta, Georgia 30326, Attention: Corporate Secretary.

Proposals Not Submitted for Inclusion in Our Proxy Materials

Shareholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act, as described above, may be brought before the 2007 annual meeting in accordance with our by-laws. Our by-laws describe the information required in any such notice and also require that we receive notice of such proposals not less than 45 days nor more than 60 days prior to the date of the annual meeting. Thus, for the 2007 annual meeting, assuming that it is held on August 18, 2007, we must receive shareholder proposals that are not submitted for inclusion in our proxy materials between June 19, 2007 and July 4, 2007. In accordance with our by-laws, we will not permit shareholder proposals that do not comply with the foregoing notice requirement to be brought before the 2006 annual meeting of shareholders. Shareholder proposals that are not submitted for inclusion in our proxy statement should be mailed to the following address: Premier Exhibitions, Inc., 3340 Peachtree Road, Suite 2250, Atlanta, Georgia 30326, Attention: Corporate Secretary.

OTHER MATTERS

As of the date of this proxy statement, the board of directors does not know of any other matters that are to be presented for action at the annual meeting. Should any other matter come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Arnie Geller
President and Chief Executive Officer

Atlanta, Georgia
June 28, 2006

APPENDIX A

AMENDED AND RESTATED

PREMIER EXHIBITIONS, INC.

2004 STOCK OPTION PLAN

AMENDED AND RESTATED

PREMIER EXHIBITIONS, INC.

2004 STOCK OPTION PLAN

1.	GRANT OF OPTIONS; GENERALLY.

In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is PREMIER EXHIBITIONS, INC. 2004 STOCK OPTION PLAN (the “Plan”), the Board of Directors (the “Board”) or, the Compensation Committee (the “Stock Option Committee”) of Premier Exhibitions, Inc. (the “Corporation”) is hereby authorized to issue from time to time on the Corporation’s behalf to any one or more Eligible Persons as hereinafter defined, options to acquire shares of the Corporation’s common stock, par value $.0001 per share (the “Stock”).

2.	TYPE OF OPTIONS.

The Board or the Stock Option Committee is authorized to issue Incentive Stock Options (“ISOs”) which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), which options are hereinafter referred to collectively as ISOs, or singularly as an ISO. The Board or the Stock Option Committee is also, in its discretion, authorized to issue options which are not ISOs, which options are hereinafter referred to collectively as Non Statutory Options (“NSOs”), or singularly as an NSO. The Board or the Stock Option Committee is also authorized to issue “Reload Options” in accordance with paragraph 8 herein which options are hereinafter referred to collectively as Reload Options, or singularly as a Reload Option. Except where the context indicates to the contrary, the term “Option” or “Options” means ISOs, NSOs and Reload Options.

3.	AMOUNT OF STOCK.

The aggregate number of shares of Stock which may be purchased pursuant to the exercise of options shall be 2,970,000 Shares. Of this amount, the Board or the Stock Option Committee shall have the power and authority to designate whether any options so issued shall be ISOs or NSOs, subject to the restrictions on ISOs contained elsewhere herein. If an Option ceases to be exercisable, in whole or in part, the shares of Stock underlying such Option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Corporation as payment for shares of Stock purchased by the exercise of an Option granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock due to of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for purchase upon the exercise of options, the shares of Stock subject to any Option and the exercise price of any outstanding Option shall be appropriately adjusted by the Board or the Stock Option Committee. The Board or the Stock Option Committee shall give notice of any adjustments to each Eligible Person granted an Option under this Plan, and such adjustments shall be effective and binding on all Eligible Persons. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Stock receive something other than shares of Stock then, upon exercise of an Option, the Eligible Person will receive what the holder would have owned if the holder had exercised the Option immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

4.	ELIGIBLE PERSONS.

(a) With respect to ISOs, an Eligible Person means any individual who has been employed b the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days.

(b) With respect to NSOs, an Eligible Person means (i) any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days, (ii) any director of the Corporation or any subsidiary of the Corporation or (iii) any consultant of the Corporation or any subsidiary of the Corporation.

5.	GRANT OF OPTIONS.

The Board or the Stock Option Committee has the right to issue the Options established by this Plan to Eligible Persons. The Board or the Stock Option Committee shall follow the procedures prescribed for it elsewhere in this

Plan. A grant of Options shall be set forth in a writing signed on behalf of the Corporation or by a majority of the members of the Stock Option Committee. The writing shall identify whether the option being granted is an ISO or an NSO and shall set forth the terms which govern the Option. The terms shall be determined by the Board or the Stock Option Committee, and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Options, when the Options may be exercised, the period for which the Option is granted and including the expiration date, the effect on the Options if the Eligible Person terminates employment and whether the Eligible Person may deliver shares of Stock to pay for the shares of Stock to be purchased by the exercise of the Option. However, no term shall be set forth in the writing which is inconsistent with any of the terms of this Plan. The terms of an Option granted to an Eligible Person may differ from the terms of an Option granted to another Eligible Person, and may differ from the terms of an earlier Option granted to the same Eligible Person.

6.	OPTION PRICE.

The option price per share shall be determined by the Board or the Stock Option Committee at the time any Option is granted, and shall be not less than (i) in the case of an ISO, the fair market value, (ii) in the case of an ISO granted to a ten percent or greater shareholder, one hundred ten percent (110%) of the fair market value, or (iii) in the case of an NSO, not less than fifty-five percent (55%) of the fair market value (but in no event less than the par value) of one share of Stock on the date the Option is granted, as determined by the Board or the Stock Option Committee. Fair market value as used herein shall be: paragraphs 7 and 7(b).

7. (a) If shares of Stock shall be traded on an exchange or over-the-counter market, the mean between the high and low sales prices of Stock on such exchange or over-the-counter market on which such shares shall be traded on that date, or if such exchange or over-the-counter market is closed or if no shares shall have traded on such date, on the last preceding date on which such shares shall have traded.

(b) If shares of Stock shall not be traded on an exchange or over-the-counter market, the value as determined by a recognized appraiser as selected by the Board or the Stock Option Committee.

8.	PURCHASE OF SHARES.

An Option shall be exercised by the tender to the Corporation of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be in United States dollars, payable in cash, check, or in property or Corporation stock, if so permitted by the Board or the Stock Option Committee in accordance with the discretion granted in paragraph 5 hereof, having a value equal to such purchase price. The Corporation shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of an option prior to (i) if requested by the Corporation, the filing with the Corporation by the Eligible Person of a representation in writing that it is the Eligible Person’s then present intention to acquire the Stock being purchased for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such shares under any government regulatory body, which the Corporation shall determine to be necessary or advisable.

9.	GRANT OF RELOAD OPTIONS.

In granting an Option under this Plan, the Board or the Stock Option Committee may include a Reload Option provision therein, subject to the provisions set forth in paragraphs 21 and 22 herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an ISO, NSO or another Reload Option (the “Original Option”) by delivering to the Corporation shares of Stock already owned by the Eligible Person (the “Tendered Shares”), the Eligible Person shall receive a Reload option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload option shall be determined by the Board or the Stock Option Committee consistent with the provisions of this Plan.

10.	STOCK OPTION COMMITTEE.

The Stock Option Committee may be appointed from time to time by the Corporation’s Board of Directors. The Board may from time to time remove members from or add members to the Stock Option Committee. The Stock Option Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth in paragraph 1 herein. The members of the Stock Option Committee may elect one of its members as its chairman. The Stock Option Committee shall hold its meetings at such times and places as its chairman shall determine. A majority of the Stock Option Committee’s members present in person shall constitute a quorum for the transaction of business. All determinations of the Stock Option Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Stock Option Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other. Participation in a meeting in that manner will constitute presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Stock Option Committee will be effective as if it had been made by a majority vote of all members of the Stock Option Committee at a meeting which is duly called and held.

11.	ADMINISTRATION OF PLAN.

In addition to granting Options and to exercising the authority granted to it elsewhere in this Plan, the Board or the Stock Option Committee is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan consistent, however, with the intent of the Corporation that Options granted or awarded pursuant to the Plan comply with the provisions of paragraphs 21 and 22 herein. All determinations made by the Board or the Stock Option Committee shall be final, binding and conclusive on all persons including the Eligible Person, the Corporation and its shareholders, employees, officers and directors and consultants. No member of the Board or the Stock Option Committee will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member’s willful misconduct.

12.	PROVISIONS APPLICABLE TO ISOs.

The following provisions shall apply to all ISOs granted by the Board or the Stock Option Committee and are incorporated by reference into any writing granting an ISO:

(a) An ISO may only be granted within ten (10) years from August 18, 2006, the date that this Plan was amended and restated by the Corporation’s Board of Directors and ratified by the Corporation’s shareholders.

(b) An ISO may not be exercised after the expiration of ten (10) years from the date the ISO is granted.

(c) The option price may not be less than the fair market value of the Stock at the time the ISO is granted.

(d) An ISO is not transferable by the Eligible Person to whom it is granted except by will, or the laws of descent and distribution, and is exercisable during his or her lifetime only by the Eligible Person.

(e) If the Eligible Person receiving the ISO owns at the time of the grant stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation (as those terms are defined in the Code), then the option price shall be at least one hundred ten percent (110%) of the fair market value of the Stock, and the ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

(f) The aggregate fair market value (determined at the time the ISO is granted) of the Stock with respect to which the ISO is first exercisable by the Eligible Person during any calendar year (under this Plan and any other incentive stock option plan of the Corporation) shall not exceed One Hundred Thousand Dollars ($100,000).

(g) Even if the shares of Stock which are issued upon exercise of an ISO are sold within one (1) year following the exercise of such ISO so that the sale constitutes a disqualifying disposition for ISO treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

(h) This Plan was originally adopted by the Corporation on December 12, 2003, by virtue of its approval by the Corporation’s Board of Directors, was amended and restated on June 22, 2006 by the Corporation’s Board of Directors and was ratified by the Corporation’s shareholders on August 18, 2006.

13.	DETERMINATION OF FAIR MARKET VALUE.

In granting ISOs under this Plan, the Board or the Stock Option Committee shall make a good faith determination as to the fair market value of the Stock at the time of granting the ISO.

14.	RESTRICTIONS ON ISSUANCE OF STOCK.

The Corporation shall not be obligated to sell or issue any shares of Stock pursuant to the exercise of an Option unless the Stock with respect to which the Option is being exercised is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws, rules and regulations. The Corporation may condition the exercise of an option granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof, of a written representation that at the time of such exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof, except that, in the case of a legal representative of an Eligible Person, “distribution” shall be defined to exclude distribution by will or under the laws of descent and distribution. Prior to issuing any shares of Stock pursuant to the exercise of an Option, the Corporation shall take such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government.

15.	EXERCISE IN THE EVENT OF DEATH OF TERMINATION OF EMPLOYMENT.

(a) If an optionee shall die (i) while an employee of the Corporation or a Subsidiary or (ii) within three months after termination of this employment with the Corporation or a Subsidiary because of his disability, or retirement or otherwise, his options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of his death or such termination of employment, by the person or persons to whom the optionee’s right under the option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment because of his death while an employee or because of disability, his options may be exercised not later than the expiration date specified in the Option agreement or one year after the optionee’s death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in the Option agreement or one year after the optionee’s death, whichever date is earlier.

(b) If an optionee’s employment by the Corporation or a Subsidiary shall terminate because of his disability and such optionee has not died within the following three (3) months, he may exercise his options, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the expiration date specified in the Option Agreement or one (1) year after termination of employment, whichever date is earlier.

(c) If an Optionee’s employment shall terminate by reason of his retirement in accordance with the terms of the Corporation’s tax-qualified retirement plans, if any, or with the consent of the Board or the Stock Option Committee or involuntarily other than by termination for cause, and such Optionee has not died within the following three (3) months, he may exercise his Option to the extent he shall have been entitled to do so at the date of the termination of his employment, at any time and from time to time, but not later than the expiration date specified in the Option agreement or thirty (30) days after termination of employment, whichever date is earlier. For purposes of this paragraph 15, termination for cause shall mean: (i) termination of employment for cause as defined in the optionee’s Employment Agreement or (ii) in the absence of an Employment Agreement for the optionee, termination of employment by reason of the optionee’s commission of a felony, fraud or willful misconduct which has resulted, or is likely to result, in substantial and material damage to the Corporation or a Subsidiary, all as the Board or the Stock Option Committee in it sole discretion may determine.

(d) If an optionee’s employment shall terminate for any reason other than death, disability, retirement or otherwise, all right to exercise his Option shall terminate at the date of such termination of employment absent specific provisions in the optionee’s Option Agreement.

16.	CORPORATE EVENTS.

In the event of the proposed dissolution or liquidation of the Corporation, a proposed sale of all or substantially all of the assets of the Corporation, a merger or tender for the Corporation’s shares of Common Stock the Board of Directors may declare that each Option granted under this Plan shall terminate as of a date to be fixed by the Board of Directors; provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Eligible Person holding an option, and each such Eligible Person shall have the right, during the period of thirty (30) days preceding such termination, to exercise his Option as to all or any par of the shares of Stock covered thereby, including shares of Stock as to which such Option would not otherwise be exercisable. Nothing set forth herein shall extend the term set for purchasing the shares of Stock set forth in the Option.

17.	NO GUARANTEE OF EMPLOYMENT.

Nothing in this Plan or in any writing granting an Option will confer upon any Eligible Person the right to continue in the employ of the Eligible Person’s employer, or will interfere with or restrict in any way the right of the Eligible Person’s employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.

18.	NON-TRANSFERABILITY.

No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him.

19.	NO RIGHTS AS SHAREHOLDER.

No Optionee shall have any rights as a shareholder with respect to any shares subject to his Option prior to the date of issuance to him of a certificate or certificates for such shares.

20.	AMENDMENT AND DISCONTINUANCE OF PLAN.

The Corporation’s Board of Directors may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Options under this Plan. Further, no amendment to this Plan which has the effect of (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to paragraph 3 herein), or (b) changing the definition of Eligible Person under this Plan, may be effective unless and until approval of the shareholders of the Corporation is obtained in the same manner as approval of this Plan is required. The Corporation’s Board of Directors is authorized to seek the approval of the Corporation’s shareholders for any other changes it proposes to make to this Plan which require such approval, however, the Board of Directors may modify the Plan, as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this paragraph 20, and paragraphs 21 and 22.

21.	COMPLIANCE WITH RULE 16b-3.

This Plan is intended to comply in all respects with Rule 16b-3 (“Rule 16b-3”) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to participants who are subject to Section 16 of the Exchange Act, and any provision(s) herein that is/are contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Stock Option Committee or the Corporation’s Board of Directors.

22.	COMPLIANCE WITH CODE.

The aspects of this Plan on ISOs is intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder. In the event any future statute or regulation shall modify the existing statute, the aspects of this Plan on ISOs shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any Option granted pursuant tot his Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need be given to optionee.

If any provision of the aspects of this Plan on ISOs is determined to disqualify the shares purchasable pursuant to the Options granted under this Plan from the special tax treatment provided by Code Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares for said tax treatment.

23.	COMPLIANCE WITH OTHER LAWS AND REGULATIONS.

The Plan, the grant and exercise of options thereunder, and the obligation of the Corporation to sell and deliver Stock under such options, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange or over-the-counter market on which the Stock may then be listed and (b) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.

24.	DISPOSITION OF SHARES.

In the event any share of Stock acquired by an exercise of an option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such Option was granted or within one year after the transfer of such Stock pursuant to such exercise, the optionee shall give prompt written notice thereof to the Corporation or the Stock Option Committee.

25.	NAME.

The Plan shall be known as the “Amended and Restated Premier Exhibitions, Inc. 2004 Stock Option Plan.”

26.	NOTICES.

Any notice hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Corporation shall be sent to its office, 3340 Peachtree Rd, Suite 2250, Atlanta, Georgia 30326, and when addressed to the Committee shall be sent to it at 3340 Peachtree Rd, Suite 2250, Atlanta, Georgia 30326, subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.

27.	HEADINGS.

The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.

28.	EFFECTIVE DATE AND DURATION.

This Plan, as amended and restated, shall become effective upon its ratification by the Corporation’s shareholders at the Corporation’s 2006 Annual Meeting of Shareholders on August 18, 2006. Options may not be granted under the Plan after August 17, 2016, but awards of Options theretofore granted may extend beyond that date.

PREMIER EXHIBITIONS, INC.

By:	/s/ Arnie Geller
President and Chief Executive Officer

Dated: as of June 22, 2006.

APPENDIX B

AUDIT COMMITTEE CHARTER

PREMIER EXHIBITIONS, INC.

AUDIT COMMITTEE CHARTER

Adopted: April 12, 2006

Purpose

The audit committee (the “Audit Committee”) of the board of directors (the “Board”) of Premier Exhibitions, Inc. (the “Company”) is appointed by the Board to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. In that regard, the Audit Committee assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. Each member of the Audit Committee shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc. Marketplace Rules and the Securities Exchange Act of 1934 (the “Exchange Act”). All members of the Audit Committee shall be able to read and understand fundamental financial statements. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company in the past three years. At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the Commission. However, one director who does not meet the NASDAQ definition of independence, but who meets the criteria set forth in Section 10A(m)(3) under the Exchange Act and the rules thereunder, and who is not a current officer or employee or a family member of such person, may serve for no more than two years on the audit committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership is required by the best interests of the Company and its shareholders. Such person must satisfy the independence requirements set forth in Section 10A(m)(3) of the Exchange Act, and may not chair the Audit Committee. The use of this “exceptional and limited circumstances” exception, as well as the nature of the individual’s relationship to the company and the basis for the board’s determination, shall be disclosed in the annual proxy statement.

In addition, if an audit committee member ceases to be independent for reasons outside the member’s reasonable control, his or her membership on the audit committee may continue until the earlier of the Company’s next annual shareholders’ meeting or one year from the occurrence of the event that caused the failure to qualify as independent. If the Company is not already relying on this provision, and falls out of compliance with the requirements regarding audit committee composition due to a single vacancy on the audit committee, then the Company will have until the earlier of the next annual shareholders’ meeting or one year from the occurrence of the event that caused the failure to comply with this requirement. The Company shall provide notice to Nasdaq immediately upon learning of the event or circumstance that caused the non-compliance, if it expects to rely on either of these provisions for a cure period.

The members of the Audit Committee shall be appointed and may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as its members deem necessary to perform the committee’s responsibilities but not less frequently than quarterly. The Audit Committee shall meet periodically in separate executive sessions with management, the internal auditors and the independent auditor, and have such other direct and independent interaction with such persons from time to time, as the members of the Audit Committee deem appropriate. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint, determine funding for, and oversee the outside auditors (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee, as well as funding for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

•	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

•	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

•	Review and discuss with management and the independent auditor any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

•	Review and discuss with management (including the senior internal audit executive) and the independent auditor the Company’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Company’s Form 10-K.

•	Review and discuss quarterly reports from the independent auditors on:

•	all critical accounting policies and practices to be used;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

•	Ensure that a public announcement of the Company’s receipt of an audit opinion that contains a going concern qualification is made promptly.

Oversight of the Company’s Relationship with the Independent Auditor

•	Review and evaluate the lead partner of the independent auditor team.

•	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (c) any steps taken to deal with any such issues. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

•	Obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company. It is the responsibility of the Audit Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for purposes of taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor.

•	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

•	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor.

•	Discuss with the independent auditor material issues on which the national office of the independent auditor was consulted by the Company’s audit team.

•	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

•	Review the appointment and replacement of the senior internal auditing executive.

•	Review the significant reports to management prepared by the internal auditing department and management’s responses.

•	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

•	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

•	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics.

•	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

•	Approve all related party transactions.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

•	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX C

COMPENSATION COMMITTEE CHARTER

PREMIER EXHIBITIONS, INC.

COMPENSATION COMMITTEE CHARTER

Adopted: April 12, 2006

Purpose

The compensation committee (the “Compensation Committee”) of the board of directors (the “Board”) of Premier Exhibitions, Inc. (the “Company”) is appointed by the Board to discharge the Board’s responsibilities relating to the compensation of the Company’s executives.

Committee Membership

The Compensation Committee will be composed of at least three directors, all of whom shall satisfy the definition of “independent” under the listing standards of The NASDAQ Stock Market. In addition, all Compensation Committee members shall be “non-employee directors,” as defined by Rule 16b-3 under the Securities Exchange Act of 1934, and “outside directors,” as defined by Section 162(m) of the Internal Revenue Code.

The Compensation Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Compensation Committee shall have the authority to delegate any of its responsibilities to subcommittees, as the Compensation Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

Meetings

The Compensation Committee shall meet as often as its members deem necessary to perform the committee’s responsibilities. The Compensation Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Compensation Committee or to meet with any members of, or consultants to, the Compensation Committee.

Authority

The Compensation Committee will have the authority, to the extent it deems necessary or appropriate, to retain a compensation consultant to assist in the evaluation of director, chief executive officer or senior executive compensation. The Compensation Committee shall have sole authority to retain and terminate any such consulting firm, including sole authority to approve the firm’s fees and other retention terms. The Compensation Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors.

The Company will provide for appropriate funding, as determined by the Compensation Committee, for payment of compensation to any consulting firm or other advisors employed by the Compensation Committee.

Responsibilities

The principal responsibilities and functions of the Compensation Committee are as follows:

•	Review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s shareholders.

•	Review trends in management compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans.

•	Review and approve the compensation structure for corporate officers.

•	Oversee an evaluation of the performance of the Company’s executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers.

C-1

•	Review and approve chairman and chief executive officer goals and objectives, evaluate chairman and chief executive officer performance in light of these corporate objectives, and set chairman and chief executive officer compensation consistent with Company philosophy. The chief executive officer may not be present during deliberations or voting concerning the chief executive officer’s compensation.

•	Review and approve compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

•	Review and discuss with the Board and senior officers plans for officer development and corporate succession plans for the chief executive officer and other senior officers.

•	Review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans. Except as otherwise delegated by the Board, the Compensation Committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on such committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

•	Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.

•	Produce an annual Report of the Compensation Committee on Executive Compensation for the Company’s annual proxy statement in compliance with applicable Securities and Exchange Commission rules and regulations and relevant listing authority.

•	Regularly review and make recommendations about changes to the charter of the Compensation Committee.

•	Obtain or perform an annual evaluation of the Compensation Committee’s performance and make applicable recommendations.

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APPENDIX D

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

PREMIER EXHIBITIONS, INC.

CORPORATE GOVERNANCE & NOMINATING COMMITTEE CHARTER

Adopted: April 12, 2006

Purpose

The corporate governance & nominating committee (the “Governance & Nominating Committee”) of the board of directors (the “Board”) of Premier Exhibitions, Inc. (the “Company”) is appointed by the Board to determine the slate of director nominees for election to the Company’s Board, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its shareholders.

Committee Membership

The Governance & Nominating Committee shall consist of no fewer than two members. Each member of the Governance & Nominating Committee shall meet the independence and experience requirements established by the Board and applicable laws, regulations and listing requirements. The Board shall appoint the members of the Governance & Nominating Committee and its chairperson. The Board may remove any member from the Governance & Nominating Committee, at any time, with or without cause.

Meetings

The Governance & Nominating Committee shall meet at least twice a year. Additional meetings may occur as the Governance & Nominating Committee or its chair deems advisable. The Governance & Nominating Committee shall cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at meetings of the Board. The Governance & Nominating Committee members shall be furnished with copies of the minutes of each meeting of the Board and any action taken by unanimous consent.

The Governance & Nominating Committee shall be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Governance & Nominating Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with:

•	any provision of this charter;

•	any provision of the bylaws of the Company; or

•	the laws of the state of Florida.

Authority

The Governance & Nominating Committee shall have the resources and authority necessary to discharge its duties and responsibilities. The Governance & Nominating Committee shall have sole authority to retain and terminate outside counsel, any search firm used to identify director candidates, or other experts or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. Any communications between the Governance & Nominating Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Governance & Nominating Committee will take all necessary steps to preserve the privileged nature of those communications.

The Governance & Nominating Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Governance & Nominating Committee.

D-1

Responsibilities

The principal responsibilities and functions of the Governance & Nominating Committee are as follows:

•	Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of the Company’s shareholders.

•	Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders, and for appointment to the committees of the Board (including the Governance & Nominating Committee).

•	Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

•	Assist in identifying, interviewing and recruiting candidates for the Board.

•	Annually review the composition of each committee and present recommendations for committee memberships to the Board as needed.

•	Periodically review the compensation paid to non-employee directors for annual retainers (including Board and committee chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Governance & Nominating Committee shall act to fix his or her own compensation except for uniform compensation to directors for their services as such.

•	As necessary or advisable, develop and periodically review and recommend to the Board appropriate corporate governance guidelines.

•	Monitor compliance with the Company’s corporate governance guidelines.

•	Regularly review and make recommendations about changes to the charter of the Governance & Nominating Committee.

•	Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee chairs.

•	Obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations.

•	Assist the chairman of the board, if such chairman is a non-management director, or otherwise the chairman of the Governance & Nominating Committee acting as lead independent director, in leading the Board’s annual review of the chief executive officer’s performance.

D-2

ANNUAL MEETING OF SHAREHOLDERS OF
PREMIER EXHIBITIONS, INC.
August 18, 2006
Please mark, date, sign and
mail your proxy card in the
envelope provided as soon
as possible.
$ Please detach along perforated line and mail in the envelope provided.$

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors to elect five directors; (check one box only):				2.	To approve an amendment to the Premier Exhibitions, Inc. 2004 Stock Option Plan in order to increase the authorized number of shares available for issuance thereunder.	FOR	AGAINST	ABSTAIN
						☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES:
Douglas Banker
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	Stephen Coture N. Nick Cretan Arnie Geller Alan Reed		3.	To ratify the selection of Kempisty & Company, Certified Public Accountants, P.C., as the company’s independent registered public accounting firm for the fiscal year ending February 28, 2007.	☐	☐	☐

				4.	To transact such other business as may properly come before the annual meeting or at any adjournments thereof.

The board of directors has fixed the close of business of June 23, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournments thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold , as shown here:				THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD ACCORDING TO THE INSTRUCTIONS, A SIGNED PROXY WILL BE VOTED “FOR” THE ELECTION OF THE FIVE NAMED NOMINEES FOR DIRECTOR. UNLESS SPECIFIED OTHERWISE, A SIGNED PROXY WILL BE VOTED “FOR” PROPOSALS 2 AND 3.
To vote in accordance with the recommendations of the board of directors, just sign, date and return this proxy-no boxes need be checked.
PLEASE MARK, SIGN, DATE AND RETURN THE RPOXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date	Signature of Shareholder	Date
NOTE: Please sign exactly as your names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PREMIER EXHIBITIONS, INC.
PROXY
ANNUAL MEETING OF THE SHAREHOLDERS, AUGUST 18, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Arnie Geller and Brian Wainger, or either of them, with full power of substitution, attorneys and proxies of the undersigned and hereby authorizes either of them to represent and to vote all the shares of common stock of Premier Exhibitions, Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Shareholders to be held at the Courtyard Marriott Atlanta Buckhead, 3332 Peachtree Road, N.E., Atlanta, Georgia 30326 on Friday, August 18, 2006, at 1:00 p.m., local time, or any adjournment, postponement or rescheduling thereof, upon such business as may properly come before such Annual Meeting, including the items set forth on the reverse side. The undersigned hereby revoked any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Annual Meeting.
(Continued and to be signed on the reverse side)